EXHIBIT 10(c)

Contract No: 3050

Amendment No: 07

AMENDMENT

Date Mar 09, 2000

"Transporter": ANR PIPELINE COMPANY

"Shipper": THE PEOPLES GAS LIGHT & COKE COMPANY

Effective Apr 01, 2000, Shipper and Transporter have agreed to amend ETS Contract No. 3050 dated Sep 21, 1994 ("Agreement") as follows:

    Extend the term of this Agreement to March 31, 2003. An updated Primary Route Exhibit reflecting this change is attached.

    Reduce the Summer MDQ under this Agreement from "21,953 dth per day" to "0 dth per day." An updated Primary Route Exhibit reflecting this change is attached.

    Restate Article 8 - Further Agreement as follows:

8.A For the period April 1, 2000 through March 31, 2003, the rates for transportation under this Agreement will be a reservation rate of $0.2500 per dth per month. These rates include Volumetric Buyout/Buydown, Dakota and Transition Cost Surcharges. In addition to the rates stated above. Shipper shall be charged the Minimum Commodity Rate, ACA and Transporter's Use ("Fuel") in accordance with Transporter's FERC Gas Tariff, which is subject to change from time to time. Shipper shall not be responsible for GRI surcharges unless and to the extent that Transporter is required by the FERC to collect such charges from all similarly situated Shippers and remit such charges to GRI.

8.B For all quantities of gas transported under this Agreement on the Secondary Route of Northern Border-Will County to the ANRPL Storage Facilities during each Winter period (November-March) only, Transporter shall be charged in accordance with the terms outlined in Paragraph A above.

8.C If, for any reason, Transporter is prohibited from charging and/or collecting the revenues generated under this Agreement on the basis of the reservation and commodity rates set forth in Paragraph 8(A) above, then Transporter shall have the right to adjust (prospectively only) such reservation and/or commodity rates so as to enable Transporter to charge and collect the same level of revenues Transporter would have received as previously agreed between Transporter and Shipper.

8.D From time to time, dependent upon Transporter's Use percents, the MDQ's under this Agreement and MSQ under FSS Agreement No. 34050 will be adjusted to allow Shipper to deliver and store sufficient fuel quantities to effectuate a 50-day storage withdrawal quantity of 75,000 dth at the specified Delivery Points at no additional charge.

8.E Except as stated in Paragraphs A and B above, all quantities associated with Secondary Receipt Points, Secondary Delivery Points and Secondary Routes under this Agreement will be at Maximum Tariff Rates plus all other applicable fees, surcharges and fuel.

8.F Consistent with provisions of its Tariff, Transporter is willing to contract on Shipper's behalf for capacity required on third party transporters, or for other services to effectuate Shipper's receipt of gas on third party facilities and delivery of gas to Transporter's facilities.

Shipper has advised Transporter of its desire to have Transporter act in such a capacity.

Shipper agrees to pay all charges related to such third party transportation arrangements pursuant to Transporter's Tariff.

8.G To the extent Shipper desires to utilize receipt/delivery points pursuant to Part 284 B (Section 311 of the NGPA and Section 284.102 of the Commission's regulations), Shipper must execute a separate agreement with Transporter and Shipper must also certify that the transportation of gas will be on behalf of either an "intrastate pipeline" or a "local distribution company".

All other terms and conditions of the Agreement shall remain in full force and effect.
THE PEOPLES GAS LIGHT & COKE COMPANY
"Shipper"
By: /s/ William E. Morrow
Title: Executive Vice President
Date: July 13, 2000

ANR PIPELINE COMPANY
"Transporter"
By: /s/ John T. Donaldson, Jr.
Title: Vice President
Date: August 04, 2000

	Contract No:	3050
PRIMARY ROUTE EXHIBIT	Rate Schedule:	ETS
To Agreement Between	Contract Date:	Sep 21, 1994
ANR PIPELINE COMPANY (Transporter)	Amendment Date:	Mar 09, 2000
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (Shipper)

Receipt	Delivery	Annual	Winter	Summer
Number	Number	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 2002	TO: Mar 31, 2003

4196	153808	0	0	0
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2002	TO: Oct 31, 2002

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 2001	TO: Mar 31, 2002

4196	153808	0	0	0
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2001	TO: Oct 31, 2001

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 2000	TO: Mar 31, 2001

4196	153808	0	0	0
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 2000	TO: Oct 31, 2000

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 1999	TO: Mar 31, 2000

4196	153808	0	0	21953
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 1999	TO: Oct 31, 1999

153808	4196	0	55000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 1998	TO: Mar 31, 1999

4196	153808	0	0	21986
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 1998	TO: Oct 31, 1998

	Contract No:	3050
PRIMARY ROUTE EXHIBIT	Rate Schedule:	ETS
To Agreement Between	Contract Date:	Sep 21, 1994
ANR PIPELINE COMPANY (Transporter)	Amendment Date:	Mar 09, 2000
AND THE PEOPLES GAS LIGHT AND COKE COMPANY (Shipper)

Receipt	Delivery	Annual	Winter	Summer
Number	Number	MDQ	MDQ	MDQ
Name	Name	(DTH)	(DTH)	(DTH)

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 1997	TO: Mar 31, 1998

4196	153808	0	0	22064
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Jun 01, 1997	TO: Oct 31, 1997

4196	153808	0	0	22064
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Apr 01, 1997	TO: May 31, 1997

4196	153808	0	0	22042
EAST JOLIET	ANRPL STORAGE FACILITIES
FROM: Jun 01, 1996	TO: Mar 31, 1997

120740	153808	0	0	22042
S. WOODSTOCK/NGPL (REC)	ANRPL STORAGE FACILITIES
FROM: Apr 01, 1996	TO: May 31, 1996

153808	4196	0	75000	0
ANRPL STORAGE FACILITIES	EAST JOLIET
FROM: Nov 01, 1995	TO: May 31, 1997

120740	153808	0	0	21997
S. WOODSTOCK/NGPL (REC)	ANRPL STORAGE FACILITIES
FROM: Apr 01, 1995	TO: Mar 31, 1996